UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 13, 2024

Cencora, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-16671	23-3079390
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1 West First Avenue Conshohocken, PA		19428-1800
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 727-7000

__________________________________________

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	COR	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointment

On August 13, 2024, the Board of Directors (the “Board”) of Cencora, Inc. (the “Company”) appointed Frank Clyburn to serve on the Board (the “Appointment”), with such Appointment to be effective as of October 1, 2024 (the “Effective Date”). In connection with the Appointment and the previously-disclosed appointment of Robert P. Mauch to the Board (also effective as of the Effective Date), the Board will increase from eleven to thirteen members in accordance with the Company’s Amended and Restated Bylaws as of the Effective Date.

Mr. Clyburn will receive the same benefits and compensation as the other non-employee directors on the Board pursuant to the Company’s Compensation Policy for Non-Employee Directors, as described on pages 36 to 37 of the Definitive Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 29, 2024. All such compensation, including the non-employee director annual equity award, will be pro-rated for the period beginning on the Effective Date and ending on the date of the Company’s 2025 Annual Meeting of Stockholders.

There are no arrangements or understandings between Mr. Clyburn and any other persons pursuant to which Mr. Clyburn was appointed as a director. There are no family relationships between Mr. Clyburn and any director or executive officer of the Company, and the Company has not entered into any transactions with Mr. Clyburn that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On August 15, 2024, the Company issued a news release announcing the Appointment. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	News Release, dated August 15, 2024, regarding the appointment of Frank Clyburn as a director of Cencora, Inc.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENCORA, INC.

August 15, 2024	By:	/s/ Elizabeth S. Campbell
	Name:	Elizabeth S. Campbell
	Title:	Executive Vice President & Chief Legal Officer